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                                                                  Exhibit 23(a)


                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statement No. 333-52602 of Consolidated Natural Gas Company on Form S-3 of our reports dated January 25, 2001, appearing in this Annual Report on Form 10-K of Consolidated Natural Gas Company for the year ended December 31, 2000.

DELOITTE & TOUCHE LLP
Pittsburgh, Pennsylvania
March 16, 2001